                         TERM SHEET DATED June 10, 1999

                        Green Tree Financial Corporation
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1999-4
                          $1,000,000,000 (Approximate)

                               Subject to Revision


SELLER/SERVICER: Green Tree Financial Corporation ("Green Tree").

TRUSTEE:         U.S. Bank National Association, St. Paul, Minnesota.

UNDERWRITERS:    Merrill Lynch & Co. (Lead), Lehman Brothers, Banc of America
                  Securities LLC

                                    Ratings         WAL @        Exp. Final
To Call             Amount         S&P/Fitch       175% MHP       Maturity
A-1               $22,000,000      A-1+/F-1+        0.30            2/00
A-2               $42,000,000       AAA/AAA         1.00            12/00
A-3               $59,000,000       AAA/AAA         2.00            2/02
A-4               $41,500,000       AAA/AAA         3.00            12/02
A-5              $102,000,000       AAA/AAA         5.00            7/06
A-6               $21,500,000       AAA/AAA         7.50            7/07
A-7               $63,000,000       AAA/AAA         9.99            11/11
A-8               $74,000,000       AAA/AAA         15.42           3/16
A-9              $400,000,000       AAA/AAA         6.43            3/16
M-1               $52,500,000        AA/AA          10.00           3/16
M-2               $35,000,000         A/A           10.00           3/16
B-1               $32,500,000       BBB/BBB         5.66            1/07
B-2               $55,000,000      BBB-/BBB+        12.72           3/16
To Maturity
A-8               $74,000,000       AAA/AAA         16.91           2/24
A-9              $400,000,000       AAA/AAA         6.69            2/24
M-1               $52,500,000        AA/AA          10.47           2/24
M-2               $35,000,000         A/A           10.47           2/24
B-2               $55,000,000      BBB-/BBB+        16.45           9/29

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.


[MERRILL LYNCH LOGO]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CUT-OFF DATE:             June 1, 1999 (or the date of origination, if later)

EXP. PRICING:             Week of June 7, 1999.

EXP. SETTLEMENT:          June 30, 1999.

INTEREST/PRINCIPAL:       The 1st day of each month (or if such 1st day is not a
                          business day, the next succeeding business day), commencing on August 2, 1999.

OTHER CERTIFICATES:       In addition to the Offered Certificates, the Class C
                          and Class B-3I Certificates will be issued. The Class
                          B-3I Certificates will be interest-only Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered Certificates.

MONEY MARKET
ELIGIBILITY:              The Class A-1 Certificates are expected to be eligible
                          securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisors regarding the eligibility of the Class A-1
                          Certificates under Rule 2a-7 and the fund's investment policies and objectives.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Prefunding Account is reduced to zero. At such time, the Class A and M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:               Two separate REMIC Elections will be made with respect
                          to the Trust for federal income tax purposes.

OPTIONAL REPURCHASE:      Less than 10% of the original pool balance
                          outstanding.

CREDIT ENHANCEMENT:

                          Class A 17.50% subordination (Class M-1, M-2, B-1 and B-2) plus Excess Spread (Class B-3I)

                          Class M-1    12.25% subordination (Class M-2, B-1 and
                                       B-2) plus Excess Spread (Class B-3I)

                          Class M-2    8.75% subordination (Class B-1 and B-2)
                                       plus Excess Spread (Class B-3I)

                          Class B-1    5.50% subordination (Class B-2) plus
                                       Excess Spread (Class B-3I)

                          Class B-2    Limited Guarantee plus Excess Spread
                                       (Class B-3I)

THE CONTRACT POOL:        On the Closing Date, the Trust expects to purchase (i)
                          manufactured housing contracts having an aggregate principal balance of approximately $504,510,151.52 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                          "Additional Contracts"). An amount will be deposited into an account (the "Prefunding Account") on the Closing Date to purchase additional


[MERRILL LYNCH LOGO]                   2
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          contracts prior to 90 days from the Closing Date (the "Subsequent Contracts") for inclusion in the Contract Pool. The Subsequent Contracts will represent no more than 25% of the aggregate Contract Pool.

DISTRIBUTIONS:            Certificateholders will be entitled to receive on each
                          Remittance Date commencing in August 1999, to the extent that the Amount Available in the Certificate
                          Account (together with, in the case of the Class B-2
                          Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each
                          Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related
                          Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in August 1999, all collections in respect of principal on the Contracts received during the related Due
                          Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                          The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                          The "Due Period" with respect to all Remittance Dates other than the Remittance Date in August 1999, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                          With respect to the Remittance Date in August 1999, the Due Period is the period from and including June 1, 1999 to and including July 15, 1999.

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:             Interest will be distributable first to each class of
                          the Class A Certificates, then to the Class M-1
                          Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1
                          Adjusted Principal Balance, Class M-2 Adjusted
                          Principal Balance, and Class B-1 Adjusted Principal
                          Balance, as applicable, will accrue from the Settlement Date or from the most recent Remittance
                          Date on which interest has been paid, to but excluding the following Remittance Date.

                          Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis, except the Class A-1 Certificates, which will bear interest at a fixed Pass-Through Rate calculated on an actual/360 basis.

                          The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.


[MERRILL LYNCH LOGO]                   3
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                          The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                          In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:             The Class A Certificates are divided into two Groups.
                          The Class A Group I is comprised of the Class A-1,
                          A-2, A-3, A-4, A-5, A-6, A-7, and A-8 Certificates.
                          The Class A Group II is comprised of the Class A-9
                          Certificates. The Class A Percentage will be distributed pro-rata among the Class A Group I and Class A Group II Certificates. The portion of the
                          Class A Percentage allocable to Class A Group I will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, and A-8 Certificateholders.

                          The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                          The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if


[MERRILL LYNCH LOGO]                   4
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 26.25%.

                          The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                          The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                          The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 18.375%.

                          The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                          The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                          (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1


[MERRILL LYNCH LOGO]                   5
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.

                          The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 13.125%; and
                          (vi) the Class B Principal Balance must not be less than $20,000,000.

CLASS B-2 INTEREST:       Interest on the outstanding Class B-2 Principal
                          Balance will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                          Date.

                          To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and
                          (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                          In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:      Except for payments of the Class B-2 Liquidation Loss
                          Amount under the Limited Guarantee, the Class B-2
                          Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied;
                          provided, however, that if the Class A Principal
                          Balance, the Class M-1 Principal Balance, the Class
                          M-2 Principal Balance and the Class B-1 Principal
                          Balance have been reduced to zero, the Class B-2
                          Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus
                          Supplement.

                          On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. Green Tree will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.


[MERRILL LYNCH LOGO]                   6
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

LOSSES ON LIQUIDATED
CONTRACTS:                If Net Liquidation Proceeds from Liquidated Contracts
                          in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                          Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                          Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class
                          B-1 Certificateholders, then the Class M-2
                          Certificateholders and then the Class M-1
                          Certificateholders, since a portion of the Amount
                          Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                          Certificateholders.



                            CONTRACT CHARACTERISTICS
                            ------------------------

The information presented below relates to the Initial Contracts, which will represent approximately 50% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts and Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


THE INITIAL CONTRACT POOL

Number of MHCs in pool:                12,305
Wgt. Avg. Contract Rate:               9.577%
Range of Rates:                        4.750% - 17.250%
Wgt. Avg. Orig. Maturity:              316 months
Wgt. Avg. Rem. Maturity:               316 months
Avg. Rem Princ. Balance:               $41,000.42
Wgt. Avg. LTV:                         88.55%
New/Used:                              76.22% / 23.78%
Park/Private:                          30.82% / 69.18%
Single/Double:                         31.94% / 68.06%
Land/Home:                             22.96%
Land in Lieu:                          0.16%
Step Rate:                             3.20%
Conventional:                          96.80%



[MERRILL LYNCH LOGO]                   7
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                        Number of        Aggregate Principal      % of Initial
                        Contracts      Balance Outstanding as   Cutoff Date Pool
State               as of Cutoff Date      of Cutoff Date      Principal Balance
-----               -----------------  ----------------------  -----------------

AE (Military Base)            1               $17,328.60               *
Alabama                     875            31,188,414.08               6.18%
Alaska                        1                71,221.69               0.01
Arizona                     241            10,569,746.88               2.10
Arkansas                    304            10,344,556.85               2.05
California                  386            17,158,336.48               3.40
Colorado                    261            14,355,719.23               2.85
Connecticut                   5               190,252.01               0.04
Delaware                     46             2,246,247.20               0.45
District Of Columbia          1                34,269.73               0.01
Florida                     713            31,725,092.86               6.29
Georgia                     750            31,001,452.91               6.14
Idaho                        64             2,817,630.83               0.56
Illinois                    175             5,335,004.83               1.06
Indiana                     304            12,592,763.53               2.50
Iowa                        152             5,436,526.71               1.08
Kansas                      182             7,506,233.68               1.49
Kentucky                    324            11,011,716.07               2.18
Louisiana                   324            11,242,194.06               2.23
Maine                        72             2,967,788.51               0.59
Maryland                     37             1,182,259.92               0.23
Massachusetts                 5               135,081.53               0.03
Michigan                    470            20,837,873.72               4.13
Minnesota                   259             9,682,702.05               1.92
Mississippi                 329            11,407,361.92               2.26
Missouri                    324            10,622,034.30               2.11
Montana                      92             3,773,464.82               0.75
Nebraska                     35             1,208,955.95               0.24
Nevada                      111             6,952,931.59               1.38
New Hampshire                66             2,603,932.92               0.52
New Jersey                    1                34,040.55               0.01
New Mexico                  163             7,140,260.15               1.42
New York                    146             4,985,592.53               0.99
North Carolina            1,165            53,242,865.14              10.55
North Dakota                 50             1,440,875.66               0.29
Ohio                        275             9,607,100.67               1.90
Oklahoma                    326            13,272,700.22               2.63
Oregon                      135             9,624,620.88               1.91
Pennsylvania                176             5,815,452.73               1.15
Rhode Island                  1                17,537.41               *
South Carolina              618            27,327,229.63               5.42
South Dakota                 88             2,946,769.57               0.58
Tennessee                   383            14,235,093.87               2.82
Texas                     1,067            44,566,197.26               8.83
Utah                         50             3,011,154.73               0.60
Vermont                      21             1,043,083.65               0.21
Virginia                    212             7,645,173.59               1.52
Washington                  161             9,923,136.20               1.97
West Virginia               172             5,458,446.25               1.08
Wisconsin                   120             3,669,836.15               0.73
Wyoming                      66             3,283,889.22               0.65
                             --             ------------               ----

Total                    12,305          $504,510,151.52             100.00%
                         ======          ===============             =======

* Indicates a percentage greater than 0% but less than 0.005%


[MERRILL LYNCH LOGO]                   8
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

YEAR OF ORIGINATION OF INITIAL CONTRACTS

                 Number of     Aggregate Principal Balance   % of Initial Cutoff
Year of       Contracts as of      Outstanding as of              Date Pool
Origination     Cutoff Date           Cutoff Date             Principal Balance
-----------     -----------           -----------             -----------------

1990                    3                $43,593.77                    0.01%
1995                    1                  9,867.79                    *
1996                    1                 10,410.47                    *
1997                    7                577,693.41                    0.11
1998                   95              8,283,583.72                    1.64
1999               12,198            495,585,002.36                   98.23
                   ------            --------------                   -----

Total              12,305           $504,510,151.52                  100.00%
                   ======           ===============                  =======

* Indicates a percentage greater than 0% but less than 0.005%


DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

                                                    Aggregate Principal  % of Initial Cutoff
                               Number of Contracts  Balance Outstanding       Date Pool
Original Contract Amount ($)    as of Cutoff Date    as of Cutoff Date    Principal Balance
----------------------------     --------------      -----------------    -----------------
Less than 10,000                         383            $2,932,141.62            0.58%
Between 10,000  and 19,999             1,609            24,527,386.16            4.86
Between 20,000  and 29,999             2,362            60,050,593.82           11.90
Between 30,000  and 39,999             2,708            94,005,758.70           18.63
Between 40,000  and 49,999             1,775            79,387,788.37           15.74
Between 50,000  and 59,999             1,323            72,615,564.87           14.39
Between 60,000  and 69,999               912            58,856,192.01           11.67
Between 70,000  and 79,999               466            34,736,073.17            6.89
Between 80,000  and 89,999               277            23,431,316.25            4.64
Between 90,000  and 99,999               199            18,877,528.02            3.74
Between 100,000 and 109,999              112            11,676,085.05            2.31
Between 110,000 and 119,999               69             7,927,006.95            1.57
Between 120,000 and 129,999               50             6,202,147.97            1.23
Between 130,000 and 139,999               18             2,423,768.77            0.48
Between 140,000 and 149,999               15             2,192,082.00            0.43
Between 150,000 and 159,999               11             1,695,738.68            0.34
Between 160,000 and 169,999                7             1,150,131.01            0.23
Between 170,000 and 179,999                3               528,097.99            0.10
Between 180,000 and 189,999                1               181,549.50            0.04
Between 190,000 and 199,999                2               388,186.80            0.08
Between 200,000 and 249,999                2               419,515.24            0.08
Over 250,000                               1               305,498.57            0.06
                                           -               ----------            ----

Total                                 12,305          $504,510,151.52          100.00%
                                      ======          ===============          =======


[MERRILL LYNCH LOGO]                   9
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                          Aggregate Principal
                     Number of Contracts  Balance Outstanding   % of Initial Cutoff Date
Loan-to-Value Ratio   as of Cutoff Date     as of Cutoff Date    Pool Principal Balance
-------------------   -----------------     -----------------    ----------------------
Less than 61                   386           $12,132,371.55                2.40%
61    - 65                     102             3,832,442.25                0.76
66    - 70                     172             6,506,900.48                1.29
71    - 75                     298            13,391,529.46                2.65
76    - 80                   1,088            41,880,395.96                8.30
81    - 85                     772            33,493,742.42                6.64
86    - 90                   4,410           190,244,667.35               37.71
91    - 95                   3,796           156,199,989.75               30.96
96    - 100                  1,281            46,828,112.30                9.28
                             -----            -------------                ----

Total                       12,305          $504,510,151.52              100.00%
                            ======          ===============              =======

INITIAL CONTRACT RATES

                                           Aggregate Principal
                      Number of Contracts  Balance Outstanding   % of Initial Cutoff Date
Contract Rate          as of Cutoff Date    as of Cutoff Date     Pool Principal Balance
-------------          -----------------    -----------------     ----------------------
0.001  - 5.000                     4             $297,005.23                0.06%
5.001  - 6.000                    20            1,544,408.93                0.31
6.001  - 7.000                   320           26,093,542.03                5.17
7.001  - 8.000                 1,130           76,034,025.48               15.07
8.001  - 9.000                 2,049          112,274,294.49               22.25
9.001  - 10.000                2,634          111,274,481.94               22.06
10.001 - 11.000                2,206           79,108,727.38               15.68
11.001 - 12.000                1,889           53,726,647.54               10.65
12.001 - 13.000                1,291           31,286,815.25                6.20
13.001 - 14.000                  557           10,417,321.75                2.06
14.001 - 15.000                   55              923,308.01                0.18
15.001 - 16.000                  101            1,056,108.14                0.21
Greater than 16.000               49              473,465.35                0.09
                                  --              ----------                ----

Total                         12,305         $504,510,151.52              100.00%
                              ======         ===============              =======


[MERRILL LYNCH LOGO]                   10
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                       Aggregate Principal
Remaining Mos.   Number of Contracts   Balance Outstanding   % of Initial Cutoff Date
To Maturity       as of Cutoff Date     as of Cutoff Date      Pool Principal Balance
-----------       -----------------     -----------------      ----------------------
Less than 31               6                  $40,740.00                 0.01%
31     -  60             229                2,115,448.25                 0.42
61     -  90             258                3,682,865.48                 0.73
91     -  120            754               12,541,060.78                 2.49
121    -  150            275                5,781,173.85                 1.15
151    -  180          1,480               35,774,982.20                 7.09
181    -  210             65                2,160,846.98                 0.43
211    -  240          1,758               55,021,513.23                10.91
241    -  270             22                  753,682.72                 0.15
271    -  300          1,074               38,900,767.33                 7.71
301    -  330             19                  889,150.47                 0.18
331    -  360          6,365              346,847,920.23                68.75
                       -----              --------------                -----

Total                 12,305             $504,510,151.52               100.00%
                      ======             ===============               =======


[MERRILL LYNCH LOGO]                   11
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES (1)

                  75% MHP         100% MHP         125% MHP        150% MHP
                  -------         --------         --------        --------
               WAL/Maturity     WAL/Maturity     WAL/Maturity    WAL/Maturity
To Call
A-1             0.53   7/00     0.44   5/00       0.38   3/00     0.33   2/00
A-2             1.79   2/02     1.49   8/01       1.28   5/01     1.12   2/01
A-3             3.63   4/04     2.99   6/03       2.56   11/02    2.24   6/02
A-4             5.55   11/05    4.57   10/04      3.89   1/04     3.39   6/03
A-5             9.30   3/12     7.77   3/10       6.65   9/08     5.78   7/07
A-6            13.42   9/13    11.44   9/11       9.85   1/10     8.61   10/08
A-7            16.95   6/19    14.72   3/17      12.88   2/15    11.36   5/13
A-8            23.19   11/23   21.06   11/21     18.94   9/19    17.10   11/17
A-9            10.71   11/23    9.32   11/21      8.18   9/19     7.25   11/17
M-1            15.73   11/23   13.79   11/21     12.14   9/19    10.82   11/17
M-2            15.73   11/23   13.79   11/21     12.14   9/19    10.82   11/17
B-1             9.54   3/12     7.97   3/10       6.82   9/08     5.97   8/07
B-2            19.56   11/23   17.43   11/21     15.48   9/19    13.87   11/17

To Maturity
A-8            24.24   5/28    22.35   10/27     20.45   11/26   18.64   8/25
A-9            10.89   5/28     9.55   10/27      8.44   11/26    7.52   8/25
M-1            16.04   5/28    14.17   10/27     12.59   11/26   11.27   8/25
M-2            16.04   5/28    14.17   10/27     12.59   11/26   11.27   8/25
B-2            21.41   9/29    19.88   9/29      18.52   9/29    17.32   9/29


[MERRILL LYNCH LOGO]                   12
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                 175% MHP          200% MHP       250% MHP        300% MHP
                 --------          --------       --------        --------
               WAL/Maturity      WAL/Maturity   WAL/Maturity    WAL/Maturity
To Call
A-1             0.30   2/00      0.27   1/00     0.23   12/99    0.20   11/99
A-2             1.00   12/00     0.90   10/00    0.75   8/00     0.65   6/00
A-3             2.00   2/02      1.81   11/01    1.52   6/01     1.32   3/01
A-4             3.00   12/02     2.70   8/02     2.27   2/02     1.96   10/01
A-5             5.00   7/06      4.38   8/05     3.51   4/04     2.99   5/03
A-6             7.50   7/07      6.57   8/06     5.12   1/05     4.06   11/03
A-7             9.99   11/11     8.82   6/10     7.00   4/08     5.63   9/06
A-8            15.42   3/16     13.91   8/14    11.51   3/12     9.65   5/10
A-9             6.43   3/16      5.73   8/14     4.66   3/12     3.89   5/10
M-1            10.00   3/16      9.34   8/14     8.32   3/12     7.55   5/10
M-2            10.00   3/16      9.34   8/14     8.32   3/12     7.55   5/10
B-1             5.66   1/07      5.48   9/06     5.21   2/06     5.02   9/05
B-2            12.72   3/16     11.71   8/14    10.19   3/12     9.05   5/10

To Maturity
A-8            16.91   2/24     15.37   8/22    12.77   7/19    10.71   12/16
A-9             6.69   2/24      5.99   8/22     4.88   7/19     4.07   12/16
M-1            10.47   2/24      9.85   8/22     8.85   7/19     8.09   12/16
M-2            10.47   2/24      9.85   8/22     8.85   7/19     8.09   12/16
B-2            16.45   9/29     15.59   9/29    14.02   9/29    12.65   9/29

(1) The following are the assumed characteristics of the Additional Contracts as of the Cut-off Date:

Remaining                           Wgt. Avg.       Wgt. Avg.
Months to    Aggregate Principal     Original       Remaining       Wgt. Avg.
Maturity     Balance Outstanding   Term (months)  Term (months)   Contract Rate
--------     -------------------   -------------  -------------   -------------

0 to 120        $14,408,329.90         103             103            11.602%
121 to 180      $32,576,228.27         174             174            11.089
181 to 240      $44,825,744.15         238             238            10.500
241 to 300      $31,085,464.57         299             299            10.487
301 to 360     $272,594,081.58         360             360             9.034
               ---------------         ---             ---             -----
TOTAL          $395,489,848.48         316             316             9.577%
               ===============         ===             ===             =====

The following are the assumed characteristics of the Subsequent Contracts as of the Cut-off Date:

Remaining                           Wgt. Avg.       Wgt. Avg.
Months to    Aggregate Principal     Original       Remaining       Wgt. Avg.
Maturity     Balance Outstanding   Term (months)  Term (months)   Contract Rate
--------     -------------------   -------------  -------------   -------------

0 to 120         $3,643,160.49         103             103           11.602%
121 to 180       $8,236,931.59         174             174           11.089
181 to 240      $11,334,233.82         238             238           10.500
241 to 300       $7,859,990.51         299             299           10.487
301 to 360      $68,925,683.59         360             360            9.034
                --------------         ---             ---            -----
TOTAL          $100,000,000.00         316             316            9.577%
               ===============         ===             ===            =====


[MERRILL LYNCH LOGO]                   13
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

         The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

         Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

         Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[MERRILL LYNCH LOGO]                   14
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.